Vanguard Dividend Growth Fund

Supplement Dated August 1, 2019, to the Prospectus and Summary Prospectus Dated May 30, 2019

Important Change to Vanguard Dividend Growth Fund

Vanguard Dividend Growth Fund (“Fund”) is now open to all new investors.

The Fund may modify these transaction policies at any time and without prior notice to shareholders.

You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

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PS 57A 082019